SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                        Date of report: November 16, 1999
                        (Date of earliest event reported)



                            eLEC Communications Corp.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


        0-4465                                                   13-2511270
  (Commission File No.)                                      (I.R.S. Employer
                                                            Identification No.)

                                 37 North Avenue
                           Norwalk, Connecticut 06851
               (Address of principal executive offices; zip code)


                                 (203) 750-1000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

               Item 5.   Other Events.

               On November 16, 1998, the Company changed its name from Sirco International Corp. to eLEC Communications Corp.


EXHIBIT INDEX

     Exhibit
     Number                                       Exhibit Title
     ------                                       -------------

     3(1) Certificate of Amendment to the Certificate of Incorporation of Sirco International Corp. filed November 16, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 30, 1999

                                              eLEC COMMUNICATIONS CORP.
                                                 (Registrant)


                                              By: /s/ Paul H. Riss
                                                 -------------------------------
                                                  Paul H. Riss
                                                  Chief Executive Officer